                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                                (Amendment No. )

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[ X ]   Preliminary Proxy Statement
[   ]   Confidential, for Use of the Commission Only (as permitted by
        Rule 14a-6(e)(2))
[   ]   Definitive Proxy Statement
[   ]   Definitive Additional Materials
[   ]   Soliciting Material Pursuant to 240.14a-12


                            CROGHAN BANCSHARES, INC.
                (Name of Registrant as Specified in its Charter)


                                       N/A

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[ X ]   No fee required.

[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
        (1) Title of each class of securities to which transaction applies:
            ____________________________________________________________________

        (2) Aggregate number of securities to which transaction applies:
            ____________________________________________________________________

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
            ____________________________________________________________________

        (4) Proposed maximum aggregate value of transaction:
            ____________________________________________________________________

        (5) Total fee paid:
            ____________________________________________________________________

[   ]   Fee paid previously with preliminary materials.

[   ]   Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1) Amount Previously Paid: ____________________________________________

        (2) Form, Schedule or Registration Statement No.: ______________________

        (3) Filing Party: ______________________________________________________

        (4) Date Filed: ________________________________________________________

                            CROGHAN BANCSHARES, INC.
                               323 CROGHAN STREET
                               FREMONT, OHIO 43420
                                 (419) 332-7301

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                                                   Fremont, Ohio
                                                                   April 2, 2004

To the Shareholders of
Croghan Bancshares, Inc.:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders (the "Annual Meeting") of Croghan Bancshares, Inc. (the "Company"), will be held at the Holiday Inn, 3422 N. State Route 53, Fremont, Ohio 43420, on Tuesday, May 11, 2004, at 1:00 p.m., local time, for the following purposes:

      1. To elect four (4) directors to serve for terms of three (3) years each;

      2. To consider and vote upon a shareholder proposal urging the Board of Directors to take the steps necessary to declassify the Board;

      3. To consider and vote upon a shareholder proposal requesting the Board of Directors to establish a performance-based senior executive compensation system;

      4. To consider and vote upon a shareholder proposal urging the Board of Directors to adopt a policy to elect an independent Chairman of the Board; and

      5. To transact such other business as may properly come before the Annual Meeting and any adjournment(s) thereof.

      Shareholders of record at the close of business on March 12, 2004, will be entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment(s) thereof.

      You are cordially invited to attend the Annual Meeting. The vote of each shareholder is important, regardless of the number of common shares held. Whether or not you plan to attend the Annual Meeting, please sign, date and return your proxy promptly in the enclosed envelope. If you attend the Annual Meeting and desire to revoke your proxy, you may do so and vote in person. Attendance at the Annual Meeting will not, in and of itself, constitute revocation of a proxy.

                            By Order of the Board of Directors,

                            /s/  Steven C. Futrell

                            Steven C. Futrell, President/Chief Executive Officer

                            CROGHAN BANCSHARES, INC.
                               323 CROGHAN STREET
                               FREMONT, OHIO 43420
                                 (419) 332-7301

                                 PROXY STATEMENT

      This Proxy Statement and the accompanying proxy are being mailed to shareholders of Croghan Bancshares, Inc., an Ohio corporation (the "Company"), on or about April 2, 2004, in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") called to be held on Tuesday, May 11, 2004, and at any adjournment(s) thereof. The Annual Meeting will be held at 1:00 p.m., local time, at the Holiday Inn, 3422 N. State Route 53, Fremont, Ohio.

      The enclosed proxy is solicited by the Board of Directors of the Company. You should mail your completed proxy to ADP Financial Services, Inc. ("ADP") using the business reply envelope included with these proxy materials. The Board of Directors of the Company has appointed IVS Associates, Inc., an independent voting services company, to serve as Inspector of Election at the Annual Meeting.

      Without affecting any vote previously taken, any shareholder executing a proxy may revoke it at any time before it is voted by (1) filing with the Secretary of the Company, at the address of the Company set forth on the cover page of this Proxy Statement, written notice of such revocation; (2) executing a later-dated proxy which is received by ADP or the Company prior to the Annual Meeting; or (3) attending the Annual Meeting and giving notice of such revocation in person. Attendance at the Annual Meeting will not, in and of itself, revoke a proxy.

      Only shareholders of the Company of record at the close of business on March 12, 2004 (the "Record Date"), are entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment(s) thereof. At the close of business on the Record Date, 1,897,640 common shares were outstanding and entitled to vote. Each common share of the Company entitles the holder thereof to one vote on each matter to be submitted to shareholders at the Annual Meeting. A quorum for the Annual Meeting requires the presence, in person or by proxy, of a majority of the outstanding common shares.

      Common shares represented by signed proxies that are returned to ADP or the Company will be counted toward the establishment of a quorum on all matters even though they are marked "Abstain," "Against" or "Withhold Authority." Broker/dealers who hold their customers' common shares in street name may, under the applicable rules of the self-regulatory organizations of which the broker/dealers are members, sign and submit proxies for such common shares and may vote such common shares on routine matters, including the election of directors. However, broker/dealers may not vote such common shares on "non-discretionary" matters, which would include the proposals to declassify the Company's Board of Directors, to establish a performance-based senior executive compensation system and to adopt a policy to elect an independent Chairman of the Board, without specific instructions from the customer who owns such common shares. Proxies signed and submitted by broker/dealers which have not been voted on certain matters are referred to as "broker non-votes." Broker non-votes will be counted toward the establishment of a quorum. However, broker non-votes will not be counted toward the election of directors or toward the election of individual nominees named in the form of proxy. As to all other proposals to be voted upon at the Annual Meeting, a broker non-vote will not be considered as a vote entitled to be cast.

      The Company will bear the costs of preparing and mailing this Proxy Statement, the accompanying proxy and any other related materials and all other costs incurred in connection with the solicitation of proxies on behalf of the Board of Directors. Proxies will be solicited by mail and may be further solicited, for no additional compensation, by approximately 12 officers, directors or employees of the Company and The Croghan Colonial Bank, a wholly-owned subsidiary of the Company (the "Bank"), by further mailing, by telephone or by personal contact. In the event the Company decides to hire a proxy solicitation firm to assist with the solicitation of proxies on behalf of the Board of Directors, the Company estimates that the total fees paid to such firm will be less than $15,000. The Company has no present intention of hiring a proxy solicitation firm. The Company will also pay the standard charges and expenses of brokerage houses, voting trustees, banks, associations and other custodians, nominees and fiduciaries, who are record holders of common shares not beneficially owned by them, for forwarding such materials to and obtaining proxies from the beneficial owners of such common shares.

      The Annual Report to the Shareholders of the Company for the fiscal year ended December 31, 2003 (the "2003 fiscal year"), is enclosed herewith.


                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

      As of the Record Date, no person or entity beneficially owned more than five percent (5%) of the outstanding common shares of the Company.

      The following table sets forth, as of the Record Date, certain information concerning the beneficial ownership of common shares by each director of the Company, by each person nominated by management for election as a director of the Company, by each of the executive officers named in the Summary Compensation Table set forth in this Proxy Statement on page 13 and by all current executive officers and directors of the Company as a group:

                                       Amount & Nature
        Name of                         of Beneficial          Percent of
    Beneficial Owner                    Ownership (1)           Class (2)
    ----------------                    -------------           ---------
Michael D. Allen Sr.                        1,000                   (3)
James E. Bowlus                            28,604(4)               1.5%
Steven C. Futrell                             717(5)                (3)
Claire F. Johansen                          1,742                   (3)
John P. Keller                             13,937                   (3)
Stephen A. Kemper                          10,027(6)                (3)
Daniel W. Lease                             2,500(7)                (3)
Allan E. Mehlow                             1,219                   (3)
Robert H. Moyer                            17,908(8)                (3)
J. Terrence Wolfe                          30,300(9)               1.6%
Claude E. Young                            19,243(10)              1.0%
Gary L. Zimmerman                             840                   (3)

All current executive officers            136,331(11)              7.2%
and directors as a group (16
persons)

---------------------------

(1) Unless otherwise noted, the beneficial owner is the owner of record and has sole voting and investment power with respect to all of the common shares reflected in the table.

(2) The percent of class is based upon 1,897,640 common shares outstanding on the Record Date.

(3) Reflects ownership of less than 1% of the outstanding common shares of the Company.

(4) Includes 300 shares owned by Mr. Bowlus' wife, as to which she exercises sole voting and investment power.

(5) Includes 600 shares owned jointly by Mr. Futrell and his wife, as to which they exercise shared voting and investment power.

(6) Includes 2,347 shares owned by Mr. Kemper's wife, as to which she exercises sole voting and investment power.

(7) Includes 1,400 shares owned jointly by Mr. Lease and his wife, as to which they exercise shared voting and investment power.

(8) Includes 7,672 shares owned by Mr. Moyer's wife in trust, as to which she exercises sole voting and investment power.

(9) All shares are held in a trust for which Mr. Wolfe and his wife are co-trustees and as to which they exercise shared voting and investment power.

(10) Includes 8,916 shares owned jointly by Mr. Young and his wife, as to which they exercise shared voting and investment power, and 8,249 shares owned by Mr. Young's wife, as to which she exercises sole voting and investment power.

(11) Includes all current executive officers of the Company and all current executive officers of the Bank.


                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

      To the Company's knowledge, based solely on a review of copies of the reports on Forms 3, 4 and 5 furnished to the Company and written representations that no other reports were required during the 2003 fiscal year, the officers and directors of the Company complied with all filing requirements applicable to officers, directors and owners of more than 10% of the outstanding common shares of the Company under Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").


                              ELECTION OF DIRECTORS

      In accordance with Section 2.02 of the Amended and Restated Code of Regulations of the Company (the "Regulations"), four (4) directors are to be elected at the Annual Meeting for terms of three (3) years each and until their respective successors are elected and qualified. The four management nominees standing for election as directors of the Company are James E. Bowlus, John P. Keller, Daniel W. Lease and Allan E. Mehlow.

      It is the intention of the persons named in the accompanying proxy to vote the common shares represented by the proxies received pursuant to this solicitation FOR the nominees named above who have been designated by the Board of Directors, unless otherwise instructed on the proxy.

      The following table gives certain information concerning each management nominee for election as a director of the Company. Unless otherwise indicated, each person has held their principal occupation for more than five years.

                                                                                     Director of the
                                                Position(s) Held with the                Company           Nominee
                                                 Company and the Bank                 Continuously        for Term
Name and Business Address           Age     and Principal Occupation(s) (1)             Since (2)        Expiring In
-------------------------           ---   -----------------------------------           ----------       -----------
James E. Bowlus                     55    President/Treasurer of Fremont Candy &           2000             2007
610 N. Wilson Avenue                      Cigar, Inc. located in Fremont, Ohio.
Fremont, OH 43420

John P. Keller                      71    Vice President of Keller-Ochs-Koch               1973             2007
416 S. Arch Street                        Funeral Home, Inc. located in Fremont,
Fremont, OH  43420                        Ohio.

Daniel W. Lease                     55    President since 1998 of KL&L, Inc., a            1994             2007
1000 W. State Street, Suite 1             refractory construction company located
Fremont, OH  43420                        in Braddock, Pennsylvania.  Vice
                                          President since 2001 of Whetstone
                                          Technology, LLC, a refractory products
                                          manufacturer located in Cabot,
                                          Pennsylvania.  Formerly, the President
                                          of Wahl Refractories, Inc. located in
                                          Fremont, Ohio.

Allan E. Mehlow                     49    Vice President/Treasurer of the Company          2000             2007
323 Croghan Street                        since October 2001 and Senior Vice
Fremont, OH 43420                         President/Chief Financial Officer of
                                          the Bank since November 2001.  From
                                          1999 to November 2001, served as Vice
                                          President/Chief Operating Officer of
                                          the Bank and was Vice President/Chief
                                          Financial Officer from 1993 to 1999.

--------------------------
(1) Additional information pertaining to all directors, including their principal residence address and the number of shares of the Company purchased or sold since January 1, 2002, is included on pages 7 and 8 of this Proxy Statement.

(2) All directors serve as members of the Boards of Directors of the Company and the Bank. The Company was organized in 1983. Prior to 1983 all directorships were with the Bank only.

      While it is contemplated that all nominees will stand for election, if one or more of the nominees at the time of the Annual Meeting should be unavailable or unable to serve as a candidate for election as a director of the Company, the proxies reserve full discretion to vote the common shares represented by the proxies for the election of the remaining nominees and any substitute nominee(s) designated by the Board of Directors. The Board of Directors knows of no reason why any of the above-mentioned persons will be unavailable or unable to serve if elected to the Board. Under Ohio law and the Regulations, the four (4) nominees receiving the greatest number of votes will be elected as directors.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE ABOVE NOMINEES.

      The following table provides information concerning the current directors whose terms will continue after the Annual Meeting. Unless otherwise indicated, each person has held his principal occupation for more than five years.

                                                                                     Director of the
                                                Position(s) Held with the                Company            Term
                                                 Company and the Bank                 Continuously         Expires
Name and Business Address           Age     and Principal Occupation(s) (1)             Since (2)             In
-------------------------           ---   -----------------------------------           ---------          -------
Michael D. Allen Sr.                58    Executive Vice President/General                 2002             2006
520 Goodrich Road                         Manager of International Metal Hose
Bellevue, OH  44811                       Company, a manufacturer of flexible
                                          conduit and metal tubing located in
                                          Bellevue, Ohio.

Steven C. Futrell                   58    President/Chief Executive Officer of             2001             2005
323 Croghan Street                        the Company and the Bank since 2001.
Fremont, OH 43420                         From 1999 to 2001, served as Vice
                                          President of Small Business Lending for
                                          KeyBank in Dayton, Ohio and served
                                          from 1997 to 1999 as Executive Vice
                                          President at The Ohio Bank, Xenia,
                                          Ohio.

Claire F. Johansen                  50    President of COOA Holdings Company, a            2000             2006
5600 Seneca CR 19                         philanthropic organization located in
Tiffin, OH  44883                         Tiffin, Ohio.  Formerly, President of
                                          Ohio Outdoor Advertising Corp., a
                                          billboard advertising company located
                                          in Fremont, Ohio, which has since been
                                          acquired by Lamar Advertising.

Stephen A. Kemper                   64    Owner of Kemper Iron and Metal Company,          1996             2006
403 Monroe Street                         a recycler and scrap processor located
Bellevue, OH  44811                       in Bellevue, Ohio.

                                                                                     Director of the
                                                Position(s) Held with the                Company            Term
                                                 Company and the Bank                 Continuously         Expires
Name and Business Address           Age     and Principal Occupation(s) (1)             Since (2)             In
-------------------------           ---   -----------------------------------           ---------          -------
Robert H. Moyer                     75    Chairman of WMOG, Inc. located in                1973             2005
122 S. Wilson Avenue                      Fremont, Ohio, which is the parent
Fremont, OH  43420                        company of Mosser Construction, Inc.,
                                          Telamon Construction, Inc., Contractors
                                          Equipment, Inc., and WMOG Investment,
                                          Inc.

J. Terrence Wolfe                   63    Retired.  Formerly, Vice President in            1994             2005
1305 McPherson Blvd.                      charge of the paper converting
Fremont, OH  43420                        operation at the Robert F. Wolfe
                                          Company located in Fremont, Ohio.


Claude E. Young                     71    Chairman of the Board of Directors of            1979             2006
420 Monroe Street                         Progress Plastic Products, Inc., a
Bellevue, OH  44811                       plastics parts manufacturer with
                                          locations in Bellevue and Tiffin, Ohio.

Gary L. Zimmerman                   57    Vice President of Swint-Reineck                  1991             2005
1201 Oak Harbor Road                      Hardware, Inc., a retail hardware
Fremont, OH  43420                        facility located in Fremont, Ohio.

---------------------
(1) Additional information pertaining to all directors, including their principal residence address and the number of shares of the Company purchased or sold since January 1, 2002, is included on pages 7 and 8 of this Proxy Statement.

(2) All directors are members of the Boards of Directors of the Company and the Bank. The Company was organized in 1983. Prior to 1983 all directorships were with the Bank only.


      There are no family relationships among any of the directors, nominees for election as directors and executive officers of the Company.

      Each director of the Company is also a director of the Bank. The Board of Directors of the Bank met thirteen (13) times during 2003. Meetings of the Board of Directors of the Company were held immediately following on ten (10) of these occasions. Each director attended at least seventy-five percent (75%) of the total number of meetings of the Board of Directors and meetings of committees on which the director served, except for Director Robert H. Moyer who attended 70% of the total number of Board of Directors meetings and meetings of committees on which he served.

      It is the policy of the Board of Directors of the Company to encourage all directors to attend the Annual Meeting of Shareholders. All of the Company's directors attended the 2003 Annual Meeting of Shareholders.

      The Board of Directors provides a process for shareholders to send written communications to the Board or any of the directors. Shareholders should address such written communications to the

Board of Directors (or an individual director), c/o Secretary, Croghan Bancshares, Inc., 323 Croghan Street, Fremont, Ohio 43420. All written communications will be compiled by the Secretary of the Company and submitted to the Board or the individual directors on a periodic basis.

      The following table provides the principal residence address for each director and lists the amounts of, and dates on which, shares of the Company were purchased or sold by each director since January 1, 2002:

Name and                                                                                                Number of
Principal Residence Address                  Date of Sale or Purchase                                    Shares
---------------------------                  ------------------------                                   ---------
Michael D. Allen Sr.                         Purchase on February 7, 2003                                  500
5639 SR 113                                  Purchase on February 5, 2004                                  500
Bellevue, OH  44811

James E. Bowlus                              Purchase on February 6, 2002                                1,591
460 Kingsgate Drive                          Purchase on February 12, 2003                                 450
Fremont, OH  43420                           Purchase on November 5, 2003                                  456

Steven C. Futrell                            Purchase on February 10, 2003                                 200
297 Greenbriar Circle                        Purchase monthly through the Bank's 401(k) plan               117
Fremont, OH  43420

Claire F. Johansen                           Purchase on  August 14, 2002                                  177
5600 Seneca CR 19                            Purchase on February 12, 2003                                 200
Tiffin, OH  44883                            Purchase on November 24, 2003                               1,150

John P. Keller                               No transactions                                               N/A
1505 McPherson Blvd.
Fremont, OH  43420

Stephen A. Kemper                            Purchase on February 15, 2002                                 910
455 W. Main Street                           Purchase on August 14, 2002                                   805
Bellevue, OH  44811                          Purchase on February 10, 2003                                 200
                                             Purchase on May 8, 2003                                     1,000
                                             Purchase on May 19, 2003                                    1,350
                                             Purchase on May 23, 2003                                      200
                                             Purchase on May 27, 2003                                      200
                                             Purchase on February 10, 2004                                 300

Daniel W. Lease                              Purchase on August 2, 2002                                    300
2276 East State Street                       Purchase on May 12, 2003                                      200
Fremont, OH  43420

Allan E. Mehlow                              Purchase monthly through the Bank's 401(k) plan               234
2569 Fangboner Road
Fremont, OH  43420

Name and                                                                                                Number of
Principal Residence Address                  Date of Sale or Purchase                                    Shares
---------------------------                  ------------------------                                   ---------
Robert H. Moyer                              Purchase on February 21, 2002                               1,000
519 Smith Road
Fremont, OH  43420

J. Terrence Wolfe                            No transactions                                               N/A
1305 McPherson Blvd.
Fremont, OH  43420

Claude E. Young                              No transactions                                               N/A
2242 South SR 19
Green Springs, OH  44836

Gary L. Zimmerman                            No transactions                                               N/A
133 Wisteria Drive
Fremont, OH  43420

      Information regarding ownership of the Company's shares by "associates" (as such term is defined by Rule 14a-1(a) of the Securities and Exchange Act of 1934) of the above named directors is included in this Proxy Statement in the footnotes to the section entitled "Security Ownership of Certain Beneficial Owners and Management."

                             NOMINATION OF DIRECTORS

Nomination Process

      Currently, the Company does not have a separate nominating committee of the Board of Directors. Instead, all of the independent members of the Board of Directors meet in executive session to consider and recommend nominees for election or re-election to the Board of Directors of the Company. The Board of Directors believes that the independent directors as a group are able to perform such nominating functions in a fair and impartial manner. As a result, the Board of Directors believes it is unnecessary to create a separate nominating committee of the Board of Directors at this time. The Company has determined that each of the following directors qualifies as an "independent director" under Rule 4200(a)(15) of the listing standards of the National Association of Security Dealers: Michael D. Allen Sr., James E. Bowlus, Claire F. Johansen, John P. Keller, Stephen A. Kemper, Daniel W. Lease, Robert H. Moyer, J. Terrence Wolfe, Claude E. Young and Gary L. Zimmerman.

      The independent directors also consider nominees proposed by shareholders of the Company. Article Two of the Regulations prescribes the method by which a shareholder may nominate a candidate for election to the Board of Directors. Nominations for the election of directors at an annual meeting, other than those made by or on behalf of the existing Board of Directors of the Company, must be made in writing and must be received by the Secretary of the Company on or before the December 31st immediately preceding the annual meeting, or within a reasonable time as determined by the Board of Directors. Such notification must contain the following information:

      -     the name, age, business or residence address of each nominee;

      -     the principal occupation or employment of each nominee;

      - the number of common shares of the Company owned beneficially and/or of record by each nominee; and

      -     the length of time each nominee has owned such shares.

      The Board of Directors has not set any minimum qualifications for directors of the Company. In addition, the Board of Directors has no set process for identifying candidates to be nominated as directors. However, the Board of Directors typically seeks to attract local business and community leaders who possess qualities and experience that the Board believes will enable them to make contributions to the Company. In making determinations regarding nominees proposed by the Board of Directors or shareholders, the independent directors consider all factors which they deem relevant, including the nominee's experience, skills, understanding of financial matters and ability to cooperate and work effectively with the other directors and with management. Nominees proposed by shareholders are evaluated in the same manner as nominees proposed by the Board of Directors.

Sarbanes-Oxley Act of 2002

      The Securities and Exchange Commission (the "SEC") recently enacted a new rule under the Sarbanes-Oxley Act of 2002, which requires the Company to disclose in the proxy statement for its annual meeting the name of a candidate nominated by a shareholder or group of shareholders, the name of the shareholder or group of shareholders nominating such candidate and whether the independent directors chose to nominate the candidate, if each of the following requirements are satisfied:

      - The shareholder nomination is received by the Company no later than the 120th calendar day before the first anniversary of the date on which the Company mailed its proxy statement to shareholders for the previous year's annual meeting;

      - The shareholder or group of shareholders making the recommendation have owned more than 5% of the Company's outstanding common shares for at least one year as of the date the recommendation is made;

      - The shareholder or group of shareholders making the recommendation, if not registered holders, provide proof to the Company that the shareholder or group satisfy the required ownership percentage and holding period as of the date of recommendation; and

      - The Company receives the written consent of both the nominating shareholder or group and the candidate with respect to the disclosure in the Company's proxy statement.

Shareholder Nominations

      Jared E. Danziger and Samuel R. Danziger have nominated Nathan G. Danziger for election as a director at the Annual Meeting. Although the nomination of Mr. Danziger does not meet the requirements of the new SEC rule adopted under the Sarbanes-Oxley Act, the nomination was made in accordance with the Regulations of the Company. Therefore, consistent with the Company's historical practice, the Company has included information regarding the nomination of Nathan G. Danziger in this Proxy Statement.

      The proposed Nominee is as follows:

      Nathan G. Danziger, 3014 Pembroke Drive, Toledo, Ohio 43606

      Age:  63
      Occupation:  Chartered Life Underwriter (CLU)
      Ownership of the Company's common shares: 2,889 shares owned of record for over one year

      The proxy card included with this proxy statement lists only those individuals nominated by the Company's Board of Directors and does not include Nathan G. Danziger. The Company intends to oppose any effort by Jared E. Danziger, Samuel R. Danziger and Nathan G. Danziger (the "Danzigers") to elect Nathan G. Danziger, including any proxy solicitation by the Danzigers.

      THE BOARD OF DIRECTORS AND MANAGEMENT OF THE COMPANY STRONGLY OPPOSE THE ELECTION OF NATHAN G. DANZIGER BECAUSE THEY DO NOT BELIEVE THAT THE ELECTION OF MR. DANZIGER WOULD BE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AS A GROUP. In order for the Board of Directors to function effectively, each director must work with the other directors and with management to establish goals and to implement policies and procedures to meet those goals. In past dealings with the Company, Mr. Danziger has displayed an unwillingness to work with the Board of Directors and management. In addition, Mr. Danziger has supported a number of proposals in recent years that the Board of Directors and management believe are contrary to the best interests of the Company and its shareholders as a group, including a proposal in 1999 to pursue a merger of the Company.

      The Company estimates that it has already spent approximately $3,000 in additional solicitation costs in opposing the election of Mr. Danziger. These costs include the fees for attorneys, printing and costs incidental to the proxy solicitation, but exclude amounts normally expended by the Company in preparing its proxy solicitation materials in the absence of a proxy contest and the costs represented by salaries and wages of regular employees and officers of the Company engaged in the solicitation process. Also, these estimated costs do not include any costs associated with any potential litigation that may arise in connection with the proxy solicitation. In the event the Company hires a proxy solicitation firm to assist with soliciting proxies on behalf of the Board of Directors, the Company could expend up to $15,000 in additional solicitation costs.

      THE BOARD OF DIRECTORS STRONGLY RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE AGAINST THE ELECTION OF NATHAN G. DANZIGER AT THE ANNUAL MEETING AND IN CONNECTION WITH ANY PROXY SOLICITATION BY THE DANZIGERS.


                               EXECUTIVE OFFICERS

      The following information is furnished concerning executive officers of the Company and the Bank, all of whom are elected annually and serve at the pleasure of the Board of Directors of the Company and the Bank:

     Name                      Age                            Position and Business Background
     ----                      ---                            --------------------------------
Jodi A. Albright               40       Ms. Albright is Vice President/Retail Services Manager of the Bank and has
                                        served in such position since November 2001. She previously served as Vice
                                        President/Chief Deposit Officer at Clyde Savings Bank in Fremont, Ohio from 1998 to 2001, and as Assistant Vice President/Banking Center Manager at Bank
                                        One/Firstar Bank in Fremont, Ohio from 1994 to 1998.

     Name                      Age                            Position and Business Background
     ----                      ---                            --------------------------------
Thomas J. Elder Jr.            56       Mr. Elder is Vice President/Chief Lending Officer of the Bank and has served in such position since October 2003.  He joined the bank in February 2003 as
                                        Vice President/Commercial & Agricultural Loan Officer. He previously served as President/CEO/Senior Loan Officer  at Exchange Bank in Luckey, Ohio from
                                        1995 to 2002.

Steven C. Futrell              58       Mr. Futrell is President/Chief Executive Officer of the Company and the Bank
                                        and has served in such position since May 2001.  He previously served as
                                        Vice President of Small Business Lending at KeyBank in Dayton, Ohio from
                                        1999 to 2001, and as Executive Vice President at The Ohio Bank in Xenia,
                                        Ohio from 1997 to 1999.

William C. Hensley             60       Mr. Hensley is a Vice President of the Bank and has served in such position since October 2003.  He served as Vice President/Chief Lending Officer of the Bank from 1991 to October 2003.  He joined the Bank in 1963 and served as Vice President/Manager of Consumer Loans from 1980 to 1991.

Barry F. Luse                  51       Mr. Luse is Vice President/Trust Officer of the Bank and has served in such position since 1993.  He joined the Bank in 1990 and served as Trust Officer of the Bank from 1990 to 1993.  He has also served as Secretary of the
                                        Company since March 2001.  Mr. Luse has been a member of the Ohio Bar since
                                        1983.

Allan E. Mehlow                49       Mr. Mehlow is Senior Vice President/Chief Financial Officer of the Bank and
                                        has served in such position since November 2001.  He joined the Bank in 1975 and served as Vice President/Chief Operating Officer of the Bank from 1999 to 2001, and was Vice President/Chief Financial Officer from 1993 to 1999.
                                        He has also served as Vice President/Treasurer of the Company since October
                                        2001 and was Vice President/Chief Operating Officer of the Company from May
                                        2000 to October 2001.  Mr. Mehlow has carried a CPA designation since 1992.

                        TRANSACTIONS INVOLVING MANAGEMENT

      During the Company's 2003 fiscal year, the Bank entered into banking-related transactions in the ordinary course of business with certain executive officers, directors and principal shareholders of the Company (including certain executive officers of the Bank), members of their immediate families and corporations or organizations with which they are affiliated. It is expected that similar transactions will be entered into in the future. Loans to such persons have been made on substantially the same terms, including the interest rate charged and collateral required, as those prevailing at the time for comparable transactions with persons not affiliated with the Company or the Bank. These loans have been, and are presently, subject to no more than the normal risk of collectibility and present no other unfavorable features. The amount of loans to directors, executive officers and principal shareholders of the Company (including certain executive officers of the Bank) and their associates as a group at December 31, 2003, was $7,894,384. As of the date of this proxy statement, all of these loans were performing loans.


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The Board of Directors of the Bank has a Compensation Committee that functions as the Compensation Committee for the Company and the Bank and is comprised of John P. Keller, Daniel W. Lease, Robert H. Moyer and Claude E. Young. No member of the Compensation Committee was an officer or employee of the Company or the Bank during the 2003 fiscal year, and no member of the Compensation Committee is a former officer of the Company or the Bank.


         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                            ON EXECUTIVE COMPENSATION

      The Board of Directors of the Bank has a Compensation Committee that functions as the Compensation Committee for the Company and the Bank and is comprised of John P. Keller, Daniel W. Lease, Robert H. Moyer and Claude E. Young, all of whom are independent directors. The function of the Compensation Committee is to review and recommend to the Board of Directors of the Company the salary, bonus and other cash compensation to be paid to, and the other benefits to be received by, the President/Chief Executive Officer of the Company, Steven C. Futrell, and the other executive officers of the Company and the Bank. The Compensation Committee met a total of three (3) times during the 2003 fiscal year.

      Steven C. Futrell, President/Chief Executive Officer of the Company, received compensation from the Bank for services rendered during the 2003 fiscal year as an executive officer of the Company and the Bank.

Compensation Policies Toward Executive Officers

      The Company's executive compensation program is structured to provide competitive compensation based upon an employee's job performance relative to the employee's area of responsibility. To achieve this goal, the Compensation Committee authorizes salaries that are competitive with salaries for comparable positions at other banks and bank holding companies of comparable size and performance. Additionally, bonuses were paid to Messrs. Futrell and Mehlow in 2003. Although the 2002 Stock Option Plan was adopted at the 2002 Annual Meeting, no awards have been granted under the plan.

      To aid in establishing accurate peer group comparison data, the Compensation Committee employs the services of an outside consulting firm and also uses compensation surveys provided by the Bank Administration Institute, Employer's Association of Toledo and Ohio Bankers League.

      To set an individual's salary within the range indicated by the peer group comparison data for the individual's level of responsibility, the Compensation Committee primarily considers the employee's job performance and contribution to the objectives of the Company. These latter factors are determined in the subjective judgment of the Compensation Committee for the Chief Executive Officer and with the benefit of performance reviews and salary recommendations by the Chief Executive Officer for other executive officers of the Company and the Bank. To a lesser extent, the Compensation Committee also considers local and national economic conditions and future business prospects of the Bank in setting salary levels for executive officers.

      The Compensation Committee established Mr. Futrell's salary for 2003 at $171,695. The Compensation Committee's determination of Mr. Futrell's salary for 2003 was based upon the previously noted criteria. Additionally, Mr. Futrell received a bonus of $25,000 that was accrued in 2002 and paid in 2003 and Mr. Mehlow received a bonus of $15,000 that was accrued in 2002 and paid in 2003. The bonuses were based upon the Company's 2002 financial performance and determined in the subjective judgment of the Compensation Committee.

            Submitted by the members of the Compensation Committee.

       John P. Keller, Daniel W. Lease, Robert H. Moyer & Claude E. Young


                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Summary of Cash and Certain Other Compensation

      The following table shows, for the last three years, the cash compensation paid by the Bank, as well as certain other compensation paid by or earned for those years, to Steven C. Futrell, the Company's President/Chief Executive Officer, and Allan E. Mehlow, the Company's Vice President/Treasurer. The Company has no other officers or employees whose salary plus bonus exceeded $100,000 during the 2003 fiscal year.

                           SUMMARY COMPENSATION TABLE

Name and                                                                        Other Annual              All Other
Principal Position              Year      Salary ($) (1)   Bonus ($)(2)       Compensation (3)        Compensation($)(4)
------------------              ----      --------------   ------------       ----------------        ------------------
Steven C. Futrell,              2003         $179,495          $25,000               N/A                    $14,646
President/Chief Executive       2002         $167,652            N/A                 N/A                     $2,601
Officer of the Company and      2001         $116,223            N/A                 N/A                        N/A
the Bank

Allan E. Mehlow, Vice           2003         $121,057          $15,000               N/A                    $19,049
President/ Treasurer of the     2002         $112,915            N/A                 N/A                    $12,759
Company and Senior Vice         2001         $102,785            N/A                 N/A                    $13,033
President/Chief Financial
Officer of the Bank

------------------------

(1) Mr. Futrell's salary includes fees received by him for services as a director of the Company and the Bank of $7,800 in 2003, $7,000 in 2002 and $4,000 in 2001. Mr. Mehlow's salary includes fees received by him for services as a Director of the Company and the Bank of $7,800 in 2003, $7,000 in 2002 and $6,500 in 2001.

(2) A Bonus of $25,000 was accrued in 2002 and paid to Mr. Futrell in 2003. A Bonus of $15,000 was accrued in 2002 and paid to Mr. Mehlow in 2003.

(3) No other annual compensation was provided to Messrs. Futrell or Mehlow for services to the Company or the Bank during 2003, 2002 or 2001 in an amount sufficient to require disclosure.

(4) All other compensation for Mr. Futrell consists of contributions by the Bank to the 401(k) Profit Sharing Plan on behalf of Mr. Futrell in the amount of $14,646 in 2003 and $2,601 in 2002. All other compensation for Mr. Mehlow consists of contributions by the Bank to the 401(k) Profit Sharing Plan on behalf of Mr. Mehlow in the amount of $9,236 in 2003, $8,093 in 2002 and $6,954 in 2001. It also includes contributions by the Bank to a supplemental retirement plan on behalf of Mr. Mehlow in the amount of $9,813 in 2003, $4,666 in 2002 and $6,079 in 2001.


Employment Agreements and Severance Arrangements

      In connection with the hiring of Mr. Futrell to serve as President/Chief Executive Officer of the Company and the Bank, the Bank entered into an Employment Agreement, dated April 16, 2001, with Mr. Futrell (the "Futrell Agreement"). The Futrell Agreement provides for an initial term of three years, and will remain in effect thereafter until a new agreement between the parties is reached, a written extension of the Futrell Agreement is executed by the parties, or either party gives notice of such party's intention not to extend the Futrell Agreement or to enter into a new agreement.

      The Futrell Agreement provided for an annual base salary of $145,000 in 2001, which amount is subject to periodic adjustment in subsequent years, and participation in the various employee benefit plans, programs and arrangements available to senior officers of the Bank. Upon certain types of termination of employment, including a termination by the Bank for any reason other than "cause" (as defined in the Futrell Agreement) or a termination by Mr. Futrell constituting "good reason" (as defined in the Futrell Agreement), Mr. Futrell will be entitled to receive certain severance benefits, including a payment equal to two times the sum of his annual base salary if such termination occurs within the initial three year term or in connection with certain change in control transactions. If such termination were to occur at any time during 2004, Mr. Futrell would receive a severance payment in the amount of $343,390, as well as certain other benefits.

      The Futrell Agreement also contains confidentiality and noncompetition provisions which prevent Mr. Futrell from disclosing confidential proprietary information about the Bank and from competing with the Bank during the term of his employment and, if his employment is terminated by the Bank for cause or by Mr. Futrell for other than good reason, for an additional two years thereafter.

Executive Supplemental Retirement Plan

      The Bank maintains a non-qualified Executive Supplemental Retirement Plan (the "Retirement Plan") for the benefit of certain executive officers and former executive officers of the Bank. Currently, there are six (6) participants in the Retirement Plan, including Mr. Mehlow. Pursuant to the Retirement Plan, the Bank makes an annual contribution to an account established for each participant. The amount of the annual contribution is tied to the amount of the Bank's earnings on certain life insurance contracts.

      Each participant in the Retirement Plan is entitled to receive the balance in his retirement account in ten equal annual installments following (a) the participant's retirement upon reaching the normal retirement age of 65 or the early retirement age of 62 or (b) termination of the participant as a result of a disability. In the event a participant is discharged without "cause" prior to reaching the age of

65, then the participant is entitled to receive a percentage of his retirement account based on his total years of service to the Bank. If the participant dies prior to receiving the full amount of his retirement account, then the unpaid balance is paid in a lump sum to the participant's beneficiaries.

      Each participant in the Retirement Plan also is entitled to receive an index retirement benefit that is tied to the benefits payable under certain life insurance contracts. The index retirement benefit is payable annually until the participant's death, commencing (a) immediately following retirement upon reaching the normal retirement age, (b) in the event of the participant's early retirement, following the participant reaching the age of 65, or (c) immediately following the termination of the participant as a result of a disability. In the event a participant is discharged without "cause" prior to reaching the age of 65, then the participant is entitled to receive a percentage of the index retirement benefit (upon reaching the age of 65) based on his total years of service to the Bank.

      Following a change in control of the Company, if a participant is subsequently discharged without "cause," the participant is entitled to all benefits under the Retirement Plan upon reaching the age of 62. A participant forfeits all benefits under the Retirement Plan if he is discharged by the Bank at any time for cause or if he voluntarily terminates his employment with the Bank prior to reaching the age of 62.

      In recognition of the benefits provided under the Retirement Plan, each participant agrees that, if he accepts early retirement benefits, he will not compete with the Bank, disclose any confidential information of the Bank, or solicit any of the Bank's employees for a specified period of time.

Supplemental Death Benefit Agreements

      The Bank has entered into Supplemental Death Benefit Agreements with three
(3) executive officers of the Bank, pursuant to which the Bank has agreed to make a lump sum payment of $25,000 to each executive officer's beneficiaries upon his or her death. The supplemental death benefit is forfeited in the event the executive officer is terminated by the Bank at any time for "cause."

Directors' Compensation

      During the 2003 fiscal year, each director of the Bank received a fee of $600 for each Bank Board of Directors meeting attended and a fee of $250 for each committee meeting attended. No compensation was paid for meetings of the Company's Board of Directors. Directors who are also officers of the Company or the Bank do not receive compensation for attendance at any committee meeting.

                                 AUDIT COMMITTEE

      Audit Committee: The Board of Directors has an Audit Committee that is comprised of Michael D. Allen Sr., Daniel W. Lease and Gary L. Zimmerman. The Audit Committee operates under a written charter adopted by the Board of Directors. A copy of the Audit Committee Charter is attached to this Proxy Statement as Exhibit A. The function of the Audit Committee is to review the adequacy of the Company's system of internal controls, to investigate the scope and adequacy of the work of the Company's independent and internal auditors and to recommend to the Board of Directors a firm of accountants to serve as the Company's independent auditors. The Audit Committee met five (5) times during the 2003 fiscal year.

      Audit Committee Independence: The Company's Board of Directors reviewed the relationships among the Company and the three members of the Audit Committee, Mr. Allen, Mr. Lease and Mr. Zimmerman, and determined that all three members of the Audit Committee are independent and are able to exercise independent judgement in carrying out their responsibilities as directors and as members of the Audit Committee. In making such determination, the Company relied upon the definition of an "independent director" under Rule 4200(a)(15) of the listing standards of the National Association of Security Dealers.

      Audit Committee Financial Expert: The SEC has adopted rules to implement certain requirements of the Sarbanes-Oxley Act of 2002 pertaining to public company audit committees. One of the rules adopted by the SEC requires a company to disclose whether it has an "Audit Committee Financial Expert" serving on its audit committee and, if the company has an "Audit Committee Financial Expert," whether that person is independent. The Board of Directors has determined that Mr. Lease is (a) an "Audit Committee Financial Expert" as defined in the SEC rule and (b) qualifies as an "independent director" under Rule 4200(a)(15) of the listing standards of the National Association of Security Dealers.

      Audit Committee Report: The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the Company's accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements.

      The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles. The Audit Committee reviewed with the independent auditors their judgments as to the quality, not just the acceptability, of the Company's accounting principles, the auditors' independence from management and the Company and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has discussed with the independent auditors the matters in the written disclosures required by the Independence Standards Board.

      The Audit Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting. The Audit Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits.

      In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors of the Company (and the Board of Directors has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

             Submitted by the members of the Audit Committee.

   Michael D. Allen Sr., Daniel W. Lease, Chairman, & Gary L. Zimmerman

                              NOMINATING COMMITTEE

      Neither the Company nor the Bank has a nominating committee. Instead, all nominating functions are carried out by the independent directors of the Company as a group. See "Nomination of Directors" beginning on page 8.


                              SHAREHOLDER PROPOSALS

      Any qualified shareholder who desires to present a proposal for consideration at the 2005 Annual Meeting of Shareholders must submit the proposal in writing to the Company. If the proposal is received by the Company on or before December 3, 2004, and otherwise meets the requirements of applicable state and federal law, the proposal will be included in the proxy statement and form of proxy of the Company relating to its 2005 Annual Meeting of Shareholders. If a shareholder intends to present a proposal at the 2005 Annual Meeting, but has not sought the inclusion of such proposal in the Company's proxy materials, such proposal must be received by the Company on or before February 16, 2005, or the Company's management proxies for the 2005 Annual Meeting will be entitled to use their discretionary voting authority if such proposal is then raised at the meeting, without any discussion of the matter in the Company's proxy materials.

      Nathan G. Danziger, Samuel R. Danziger and Jared E. Danziger have submitted the following shareholder proposals for inclusion in this 2004 Proxy Statement. The Board of Directors and management of the Company strongly recommend a vote AGAINST each of these shareholder proposals because they believe that such proposals are not in the best interests of the Company and its shareholders as a group.


               SHAREHOLDER PROPOSAL - ELIMINATION OF THE DIVISION
                       OF DIRECTORS INTO SEPARATE CLASSES

      Nathan G. Danziger, 3014 Pembroke Drive, Toledo, Ohio 43606, claiming that he has owned for more than one year common shares of the Company with a market value in excess of $2,000 and that he will continue to hold the same through the date of the 2004 Annual Meeting, has submitted the following proposal and supporting statement for inclusion in this proxy statement and states his intention to present the same at the 2004 Annual Meeting:



      RESOLVED: that the shareholders of Croghan Bancshares, Inc., urge the Board of Directors to take the steps necessary, in compliance with applicable law, to reorganize itself into one class so that each Director stands for election each year commencing at the first annual meeting after the adoption of this resolution.

              SUPPORTING STATEMENT SUBMITTED BY NATHAN G. DANZIGER

            "Is accountability by the board of directors important to shareholders? As the owner of 2,889 shares of the Corporation's common stock, I think accountability is of paramount importance. This is why I am again sponsoring this proposal which, if passed, would urge the board to reorganize itself so that each director stands before the shareholders for re-election each year. This proposal received the support of just under 20% (19.7%) of the shareholders voting at last year's annual meeting.

            This proposal would eliminate the Company's so called "classified board", whereby the directors are divided into three classes, each serving a three-year term. By classifying itself, a board insulates its members from immediate accountability. By way of contrast, a declassified board would stand for election in its entirety every year. I believe that good corporate governance procedures and practices, and the level of accountability they impose, are closely related to financial performance. It is intuitive that, when directors are accountable for their actions, they perform better.

            If the proposal receives a majority support and is adopted by the board, shareholders would have the opportunity to register their views at each annual meeting - on performance of both the board as a whole and on the performance of each director as an individual. I urge you to join me in VOTING TO DECLASSIFY the terms of election as a powerful tool for accountability.

            I URGE YOUR SUPPORT FOR THIS PROPOSAL."

           RESPONSE IN OPPOSITION BY THE COMPANY'S BOARD OF DIRECTORS

      This proposal is identical to the proposals submitted by Nathan G. Danziger at the 2002 and 2003 Annual Meetings. At the 2002 Annual Meeting, such proposal received the support of only 13.1% of the outstanding shares of the Company and 18.6% of the votes cast. At the 2003 Annual Meeting, such proposal received the support of only 12.2% of the outstanding shares of the Company and 19.7% of the votes cast.

      At the 2000 Annual Meeting, the Company's shareholders approved by 64.3% of the outstanding shares of the Company and 81.8% of the votes cast at the meeting an Amended and Restated Code of Regulations which divided the directors of the Company into three classes. The Proxy Statement for the 2000 Annual Meeting stated that dividing the Board of Directors into classes was in the best interest of shareholders because the division would help assure continuity and stability in the Company's leadership and policies. The classification of the Board of Directors is a common practice that has been adopted by numerous public companies and is specifically authorized by Ohio law.

      The Board of Directors continues to believe that a classified Board of Directors is in the best interests of the Company and its shareholders as a group. Classification provides greater continuity and stability in the Company's leadership and policies because at least two-thirds of the directors continue to serve after the election of a new class in office each year. Directors who have experience and familiarity with the business affairs and operations of the Company are better suited to make long-term strategic decisions for the Company. The Board of Directors believes such long-term decisions contribute to long-term value for shareholders.

      The Board of Directors does not believe that a classified Board of Directors limits the accountability of the Board of Directors. One-third of the directors of the Company must stand for election at each annual meeting. The shareholders retain their ability to replace incumbent directors or to propose alternate nominees for the class of directors to be elected at each annual meeting. The classified election process provides shareholders an effective means to communicate their views in respect to the performance of the Company and the Board of Directors.

      A classified Board of Directors also assists in protecting the interests of the Company's shareholders in the event of an unsolicited offer for the acquisition of or merger with the Company. Because it would typically take at least two annual meetings to make a change in control of the Board of Directors, persons seeking to gain control of the Company are more likely to negotiate an arms-length transaction with the Company, rather than seek to elect new directors who would approve an offer deemed inadequate by long-term directors. Thus, the Board of Directors believes that a classified Board of Directors places it in a better position to act to maximize the value of a potential acquisition or merger to all shareholders.

      This proposal is only a recommendation that the Board of Directors take the necessary steps to declassify the Board of Directors. The declassification of the Board of Directors requires the adoption of an amendment to the Company's Regulations by a majority vote of the shareholders. If this resolution is approved by the shareholders, the Board of Directors will consider whether to submit a proposal to amend the Regulations of the Company at the 2005 Annual Meeting to declassify the Board of Directors.

      For the foregoing reasons, the Board of Directors unanimously recommends a vote AGAINST this shareholder proposal.

      APPROVAL OF THIS SHAREHOLDER PROPOSAL REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE COMMON SHARES PRESENT IN PERSON OR BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING. UNLESS OTHERWISE INDICATED, THE PERSONS NAMED IN THE ENCLOSED PROXY WILL VOTE THE COMMON SHARES REPRESENTED BY ALL PROXIES RECEIVED PRIOR TO THE ANNUAL MEETING, AND NOT PROPERLY REVOKED, EXCLUDING BROKER NON-VOTES, AGAINST THIS SHAREHOLDER PROPOSAL.


          SHAREHOLDER PROPOSAL - PERFORMANCE-BASED COMPENSATION SYSTEM

      Samuel R. Danziger, 7740 Camino Real, Miami, Florida 33143, claiming that he has owned for more than one year common shares of the Company with a market value in excess of $2,000 and that he will continue to hold the same through the date of the 2004 Annual Meeting, has submitted the following proposal and supporting statement for inclusion in this proxy statement and states his intention to present the same at the 2004 Annual Meeting:



      RESOLVED: that the Shareholders of Croghan Bancshares, Inc., (the "Company") hereby request that the Company's Board of Directors take the necessary steps to establish a performance-based senior executive compensation system that focuses the three most highly-paid members of management on advancing the long-term success of the Company. To demonstrate that such steps have been taken, the Compensation Committee Annual Report include in the Company's annual report to Shareholders the specific performance criteria an explanation why they have been selected and the specific target that must be achieved to satisfy that performance criterion.

              SUPPORTING STATEMENT SUBMITTED BY SAMUEL R. DANZIGER

            "Over the past several years I have been disappointed in the financial performance of the corporation. For lack of this statement I focus just two of many performance criteria which the Compensation Committee may chose; I chose a lack of asset growth and lackluster share valuation of Bancshares by the stock market. For example, from December 31, 1998 to December 31, 2002 the assets increased from $350,000,000 to $387,000,000, or only about 2.5% per year (which appears to be less than the rate of inflation). Equally disappointing is the reported NASDAQ share price for December 31, 1998 of $29.00 per share and the NASDAQ reported share price for December 31, 2002 of $26.75. Establishment of performance based criteria for management and reporting to the shareholders annually as a part of the Compensation Committee's Report would be beneficial to the shareholders in their evaluation of the Directors who must stand for election.

            I URGE YOU TO VOTE FOR THIS PROPOSAL."


           RESPONSE IN OPPOSITION BY THE COMPANY'S BOARD OF DIRECTORS

      The Samuel R. Danziger proposal requests that the Board of Directors take the necessary steps to establish a performance-based senior executive compensation system. As noted in the Company's January 2003 shareholder newsletter, the Bank implemented a performance-based compensation system that encompassed all employees effective January 1, 2003. The new compensation system focuses on four primary areas of performance: growth, profitability, quality and productivity. The progress toward meeting the established goals is measured monthly and reported to the Board of Directors and staff members on a quarterly basis. The goals in each of the four primary areas are established prior to the start of the ensuing fiscal year and reflect the Bank's overall strategic direction for that coming year. The goals are a collaborative effort involving management and the Bank's Compensation Committee, and are subject to final review by the Board of Directors.

      Management and the Board of Directors believe that the Company's current performance-based compensation system encompassing all employees, versus the implementation of a system that would involve only selected senior executives, provides a more conducive framework for success. The current system fosters greater teamwork and more fully facilitates widespread employee buy-in to the program. Under the current program all employees, including senior executives, stand to benefit when the Bank's performance meets the established goals.

      For the foregoing reasons, the Board of Directors unanimously recommends a vote AGAINST this shareholder proposal.

      APPROVAL OF THIS SHAREHOLDER PROPOSAL REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE COMMON SHARES PRESENT IN PERSON OR BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING. UNLESS OTHERWISE INDICATED, THE PERSONS NAMED IN THE ENCLOSED PROXY WILL VOTE THE COMMON SHARES REPRESENTED BY ALL PROXIES RECEIVED PRIOR TO THE ANNUAL MEETING, AND NOT PROPERLY REVOKED, EXCLUDING BROKER NON-VOTES, AGAINST THIS SHAREHOLDER PROPOSAL.

               SHAREHOLDER PROPOSAL - CHAIRMAN OF THE BOARD

      Jared E. Danziger, 45 W. 67th Street, New York, New York 10023, claiming that he has owned for more than one year common shares of the Company with a market value in excess of $2,000 and that he will continue to hold the same through the date of the 2004 Annual Meeting, has submitted the following proposal and supporting statement for inclusion in this proxy statement and states his intention to present the same at the 2004 Annual Meeting:



      RESOLVED: that the shareholders urge the Board of Directors to adopt a policy that there be elected from them a Chairman of the Board, that the Chairman of the Board and Chief Executive Office (CEO) of the Company be two different individuals and that the Chairman be an independent, outside director.


               SUPPORTING STATEMENT SUBMITTED BY JARED E. DANZIGER

            "Supporters of an independent Chairman of the Board point out that one of the Board's primary responsibilities is monitoring management, including evaluating and, if necessary, terminating the employment of the CEO. The effectiveness and vigilance of such monitoring will be impaired if there is no recognizable person as Chairman of the Board, as at present, and if the person leading the Board is also the person whose performance is being judged by it.

            I URGE YOUR SUPPORT FOR THIS PROPOSAL."


           RESPONSE IN OPPOSITION BY THE COMPANY'S BOARD OF DIRECTORS

      The Jared E. Danziger proposal requests that the Board of Directors adopt a policy to elect a Chairman of the Board and that the Chairman of the Board be an independent, outside director. The Board of Directors strongly disagrees with Mr. Danziger's assertion that an independent Chairman of the Board is necessary to effectively monitor and evaluate the Company's management. The Company's current Board of Directors is comprised of 12 members, 10 of whom are independent as defined in Rule 4200(a)(15) of the listing standards of the National Association of Security Dealers. The independent members of the Board of Directors meet regularly in executive session to discuss matters related to the performance of the Chief Executive Officer and other executive officers of the Company. Furthermore, the Compensation Committee of the Board of Directors, which is comprised entirely of independent directors, annually evaluates the performance of the Chief Executive Officer and other executive officers of the Company and the Bank.

      The Board of Directors does not believe that the adoption of a rigid policy requiring the election of an independent Chairman of the Board is appropriate. Instead, the Board of Directors believes that it must consider all available alternatives to determine the Board structure that will best facilitate the effective functioning of the Board. The Board of Directors currently is evaluating various alternatives, including the election of a Chairman, the election of a "lead independent director," and the election of both a Chairman and a "lead independent director." The Board of Directors believes that it should have the flexibility to determine, based on a consideration of the relevant Board dynamics and all other facts and circumstances, which of these alternatives is in the best interest of the Company.

      For the foregoing reasons, the Board of Directors unanimously recommends a vote AGAINST this shareholder proposal.

      APPROVAL OF THIS SHAREHOLDER PROPOSAL REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE COMMON SHARES PRESENT IN PERSON OR BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING. UNLESS OTHERWISE INDICATED, THE PERSONS NAMED IN THE ENCLOSED PROXY WILL VOTE THE COMMON SHARES REPRESENTED BY ALL PROXIES RECEIVED PRIOR TO THE ANNUAL MEETING, AND NOT PROPERLY REVOKED, EXCLUDING BROKER NON-VOTES, AGAINST THIS SHAREHOLDER PROPOSAL.


                   INFORMATION CONCERNING INDEPENDENT AUDITORS

      The Board of Directors of the Company intends to appoint the firm of Clifton Gunderson LLP to serve as independent auditors for the Company for the 2004 fiscal year. Clifton Gunderson LLP has served as independent auditors for the Company since 1995. The Board of Directors expects that representatives from Clifton Gunderson LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

      In accordance with the Audit Committee Charter and the recent requirements of the Sarbanes-Oxley Act of 2002 and related SEC rules, all services to be provided by Clifton Gunderson LLP are subject to pre-approval by the Audit Committee. This includes audit services, audit-related services, tax services and other services. In some cases, the pre-approval of services is provided by the full Audit Committee. In other cases, Daniel W. Lease, as Chairman of the Audit Committee, has the delegated authority to pre-approve additional services, and such pre-approvals are then communicated to the full Audit Committee. The Sarbanes-Oxley Act and related SEC rules prohibit the Company from obtaining certain non-audit services from its auditing firm in order to avoid potential conflicts of interest. The Company has not obtained any of these prohibited services from Clifton Gunderson LLP since these rules went into effect.

      The following table lists the fees that the Company paid or accrued for the audit and other services provided by Clifton Gunderson LLP for fiscal years 2003 and 2002.

                                2003               2002
                                ----               ----

Audit Fees                   $  69,325           $ 66,000
Audit-Related Fees              15,600             14,900
Tax Fees                        11,550             12,095
All Other Fees                       0                  0
                             ---------           --------
                             $  96,475           $ 92,995
                             =========           ========

      Audit Fees: This category includes the audit of the Company's annual financial statements, review of financial statements included in the Company's Quarterly Reports on Form 10-Q and services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for those fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements and the preparation of the annual "management letter" on internal control matters.

      Audit-Related Fees: This category consists of assurance and related services by Clifton Gunderson LLP that are reasonably related to the performance of the audit or review of the Company's financial statements and are not reported above under "Audit Fees." The services for the fees disclosed under this category include the audit of the Bank's 401(k) Profit Sharing Plan, including review of the related Form 11-K, and the issuance of a Report on Controls Placed in Operation and Tests of Operating Effectiveness of the Bank's trust department.

      Tax Fees: This category consists of professional services rendered by Clifton Gunderson LLP for tax compliance, tax advice and tax planning. The services for the fees disclosed under this category include tax return preparation and miscellaneous technical tax advice.

      All Other Fees:  None.


              [the remainder of this page is intentionally blank]

                                PERFORMANCE GRAPH

      The following graph is a comparison of the cumulative total shareholder return (change in share price plus reinvested dividends) through December 31, 2003 of an initial $100 investment on December 31, 1998 in (i) the common shares of the Company, (ii) the AMEX Stock Market (American Stock Exchange - U.S. Companies Stock Index), and (iii) the NASDAQ Bank Index. The comparisons in this table are required by the Securities and Exchange Commission. The cumulative return performance shown on the graph is not intended to forecast or be indicative of future performance.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS

             PREPARED BY THE CENTER FOR RESEARCH IN SECURITY PRICES

               Produced on 01/20/2004 including data to 12/31/2003

                                    [GRAPH]

                                         12/31/98    12/31/99   12/31/00   12/31/01   12/31/02   12/31/03
                                         --------    --------   --------   --------   --------   --------

Croghan Bancshares, Inc.                 100.00        85.7       70.9       86.6      106.3      136.1
AMEX Stock Market - U.S. Companies       100.00       131.9      122.4      113.9       93.1      126.0
NASDAQ Bank Stocks                       100.00        96.2      109.8      118.9      121.7      156.6

LEGEND        CRSP TOTAL RETURNS INDEX FOR:

________ (solid box)        Croghan Bancshares, Inc.

-- -- -- (solid bullet)     AMEX Stock Market - US Companies

- - - -  (solid triangle)   Nasdaq Bank Stocks

Notes:

A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.

B. The indexes are reweighted daily, using the market capitalization on the previous trading day.

C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.

D.    The index level for all series was set to $100.00 on 12/31/1998.

                           ANNUAL REPORT ON FORM 10-K

      The Company will provide without charge to any shareholder of record on March 12, 2004, upon the written request of any such shareholder, a copy of the Company's Annual Report on Form 10-K, including financial statements and schedules thereto, required to be filed under the Securities Exchange Act of 1934, as amended, for the Company's fiscal year ended December 31, 2003. Such written request should be directed to Barry F. Luse, Croghan Bancshares, Inc., 323 Croghan Street, Fremont, Ohio 43420, telephone number 419-332-7301.


                  REPORTS TO BE PRESENTED AT THE ANNUAL MEETING

      The Company's Annual Report for the year ended December 31, 2003, containing financial statements for such year and the signed opinion of Clifton Gunderson LLP, independent certified public accountants, with respect to such financial statements will be presented at the Annual Meeting. The Company's Annual Report is not to be regarded as proxy soliciting material, and the Company's management does not intend to ask, suggest or solicit any action from the shareholders with respect to such Annual Report.


                                  OTHER MATTERS

      As of the date of this Proxy Statement, the Board of Directors knows of no other business to be presented for action by the shareholders at the 2004 Annual Meeting of Shareholders other than as set forth in this Proxy Statement. However, if any other matter is properly presented at the Annual Meeting, or at any adjournment(s) thereof, it is intended that the persons named as proxies in the enclosed proxy may vote the common shares represented by such proxy on such matters in accordance with their best judgment in light of the conditions then prevailing.


      IT IS IMPORTANT THAT PROXIES BE VOTED AND RETURNED PROMPTLY. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE FILL IN, DATE, SIGN AND RETURN THE PROXY PROMPTLY. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU WISH TO DO SO.


April 2, 2004                       By Order of the Board of Directors,

                                    /s/  Steven C. Futrell

                                    Steven C. Futrell, President/Chief Executive
                                    Officer

                                    EXHIBIT A

                            CROGHAN BANCSHARES, INC.
                             AUDIT COMMITTEE CHARTER

I.    PURPOSE

The Audit Committee shall oversee the accounting and financial reporting process of Croghan Bancshares, Inc. and The Croghan Colonial Bank (collectively, the "Company"), the Company's systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements, and serve as an independent and objective party to monitor the Company's financial reporting process and internal control systems. In so doing, the Committee will maintain a free and open means of communication among the directors, the independent auditors, the internal auditors, and the Company's financial management.

II.   COMPOSITION

The Audit Committee shall serve at the pleasure of the Board. The Audit Committee shall consist of at least three members of the Board, each of whom shall be appointed annually by the Board. Each member of the Audit Committee shall be free of any relationship that, in the opinion of the Board, may interfere with the exercise of his or her independence from management and the Company. All Audit Committee members must satisfy the standard of independence set forth under Rule 4200(a)(15) of the listing standards of the National Association of Security Dealers. The members of the Audit Committee may designate a chair by majority vote of the full Committee membership.

All members of the Audit Committee shall be financially literate or shall become financially literate within a reasonable period of time after appointment to the Audit Committee.

No member of the Audit Committee shall simultaneously serve on the audit committee of more than two other public companies.

III.  MEETINGS

The Committee shall meet at such times as the Committee deems necessary to fulfill its responsibilities set forth in this Charter. Content of the agenda for each meeting should be set by the Committee chair. The Committee is to meet in a separate executive session with the independent auditors at least once each year and at other times when considered appropriate to review any matters that the Committee believes should be discussed privately. Members will strive to be present at all meetings. As necessary or desirable, the Committee may request that members of management and representatives of the independent accounting firm be present at Committee meetings.

IV.   RESPONSIBILITIES

To fulfill its responsibilities and duties, the Committee shall:

      1. Review and update this Charter periodically as conditions dictate, but at least annually.

      2. Select, retain and, when appropriate, terminate the Company's independent auditor, set the independent auditor's compensation, and otherwise oversee the Company's independent auditor as set forth in
            Section 10A(m)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). These powers shall rest solely with the Committee.

      3. Pre-approve all audit services and all permitted non-audit services to be performed by the independent auditor as set forth in Section 10A(i) of the Exchange Act. The

            Committee may establish policies and procedures for the engagement of the independent auditor or any other accounting firm to provide non-audit related services.

      4. Review and discuss with management the Company's annual financial statements and any annual financial reports submitted to any governmental body or the public, and the independent auditor's opinions rendered with respect to such financial statements.

      5. Communicate to the independent auditor that the auditor is ultimately accountable to the Committee.

      6. Ensure that the independent auditor submits to the Committee periodically a written statement of all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard 1, and engage in active dialog with the independent auditor about all significant relationships the auditor has with the Company to determine the auditor's independence.

      7. Review the performance of the independent auditor and consult with the independent auditor outside of the presence of management about internal controls and the effectiveness thereof and the completeness and accuracy of the Company's financial statements. The Committee's review should include the matters required to be discussed by Statement on Auditing Standards No. 61 and an explanation from the independent auditor of the factors considered by the independent auditor in determining the audit's scope. The independent auditor should confirm that no limitations have been placed on the scope or nature of the audit. The Committee should recommend to the Board whether the audited financial statements should be contained in the Company's Annual Report on Form 10-K to be filed with the SEC.

      8. Following completion of the audit, review with the independent auditor any difficulties or disagreements encountered during the course of the audit, such as restrictions on the scope of work or access to required information, as well as any improvements that could be made in the audit or internal control procedures.

      9. Receive communications, if any, from the independent auditor with respect to interim financial information before the filing of the Quarterly Report on Form 10-Q with the SEC and discuss such communications with the Company's management. The chair of the Committee may represent the entire Committee for purposes of the receipt of communications and discussion with management.

      10. Prepare a report to be included in the Proxy Statement for the Company's annual meeting of shareholders, as required by the regulations of the SEC. The name of each Committee member must appear below the report.

      11. Establish, as required by Section 10A(m)(4) of the Exchange Act, procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and establish procedures for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

      12. As the Committee deems necessary, engage and determine funding for independent legal counsel and other advisors for the Committee as required by Section 10A(m)(5) of the Exchange Act.

      13. Maintain minutes of each meeting of the Committee and submit the minutes to, or otherwise report to and discuss the matters from each Committee meeting with, the Board.

      14. Investigate any matter brought to its attention within the scope of its duties and perform any other activities consistent with this Charter, the Company's Code of Regulations and governing law, as the Committee or the Board deems necessary or appropriate.

      15. Oversee compliance with the Audit Policy adopted by the Audit Committee of the Board of Directors of The Croghan Colonial Bank, and any other policies applicable to the annual independent audit of The Croghan Colonial Bank.

                                 REVOCABLE PROXY
                            CROGHAN BANCSHARES, INC.
                               323 CROGHAN STREET
                               FREMONT, OHIO 43420

      PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 11, 2004. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF CROGHAN BANCSHARES, INC.

      The undersigned, having received notice of the Annual Meeting of Shareholders of Croghan Bancshares, Inc. to be held at 1:00 p.m. local time on Tuesday, May 11, 2004, hereby designates and appoints Robert H. Moyer, J. Terrence Wolfe and Gary L. Zimmerman, and each of them, with authority to act without the others, as attorneys and proxies for the undersigned, with full power of substitution, to vote all common shares, par value $12.50 per share, of Croghan Bancshares, Inc., that the undersigned is entitled to vote at such Annual Meeting or at any adjournment(s) thereof, with all the powers the undersigned would possess if personally present, such proxies being directed to vote as specified below and at their discretion on any other business that may properly come before the Annual Meeting.


PLEASE MARK VOTES LIKE THIS  [ X ]

                                                      WITHHOLD                 YOUR BOARD
                                        FOR ALL    AUTHORITY FOR    FOR ALL    RECOMMENDS
                                       NOMINEES     ALL NOMINEES     EXCEPT     YOU VOTE:
                                       --------    -------------    -------    ----------
1. To elect the four directors          [   ]          [   ]         [   ]      FOR ALL
   listed below for terms expiring                                              NOMINEES
   in 2007:

   James E. Bowlus, John P. Keller,
   Daniel W. Lease and
   Allan E. Mehlow

   INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided:
   _____________________________________________________________________________

                                                                               YOUR BOARD
                                                                               RECOMMENDS
                                         FOR          AGAINST       ABSTAIN     YOU VOTE:
                                         ---          -------       -------    ----------
2. To adopt the Shareholder             [   ]          [   ]         [   ]      AGAINST
   Proposal urging the Board of
   Directors to take the steps
   necessary to declassify the Board.

3. To adopt the Shareholder             [   ]          [   ]         [   ]      AGAINST
   Proposal requesting the Board of
   Directors to establish a
   performance-based senior executive
   compensation system.

4. To adopt the Shareholder             [   ]          [   ]         [   ]      AGAINST
   Proposal urging the Board of
   Directors to adopt a policy to
   elect an independent Chairman of
   the Board.

5. At their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting or any adjournment(s) thereof.

                             PLEASE SEE REVERSE SIDE

      THIS PROXY WILL BE VOTED: (1) AS DIRECTED ON THE MATTERS LISTED ON THE REVERSE SIDE; (2) IN ACCORDANCE WITH THE DIRECTORS' RECOMMENDATION WHERE A CHOICE IS NOT SPECIFIED; AND (3) IN ACCORDANCE WITH THE JUDGMENT OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) THEREOF, INCLUDING, BUT NOT LIMITED TO, THE ADJOURNMENT OF THE ANNUAL MEETING TO SOLICIT ADDITIONAL PROXIES, IF NECESSARY, AND IF A NOMINEE FOR ELECTION AS A DIRECTOR NAMED IN THE PROXY STATEMENT IS UNABLE TO SERVE, THE ELECTION OF ANY SUBSTITUTE NOMINEE RECOMMENDED BY THE DIRECTORS.

      The undersigned reserves the right to revoke this Proxy at any time prior to the Proxy being voted at the Annual Meeting. The Proxy may be revoked by delivering a signed revocation to the Company at any time prior to the Annual Meeting, by submitting a later-dated Proxy, or by attending the Annual Meeting in person and casting a ballot. The undersigned hereby revokes any Proxy previously given to vote such shares at the Annual Meeting.


                                    Dated: ____________________


                                    _________________________________________
                                    Signature of Shareholder


                                    _________________________________________
                                    Signature of Shareholder

                                    (Please sign this Proxy as your name appears on your stock certificate(s). JOINT OWNERS SHOULD EACH SIGN PERSONALLY. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title as such.)

    PLEASE COMPLETE, SIGN, DATE AND MAIL THIS PROXY IN THE ENCLOSED ENVELOPE.